UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

              ____________________________________________________

                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): January 11,2006


                         INTERNATIONAL DEVELOPMENT CORP.
             (Exact name of registrant as specified in its charter)


                                     NEVADA
         (State or other jurisdiction of incorporation or organization)


              000-31343                             36-4567500
      (Commission File Number)          (IRS Employer Identification No.)

   534 DELAWARE AVENUE, SUITE 412                      14202
          BUFFALO, NEW YORK                         (Zip Code)
    (Principal Executive Offices)

                                 (416) 490-0254
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act

[ ]  Soliciting material pursuant to rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM  1.01  ENTRY  INTO  A  MATERIAL  DEFINITIVE  AGREEMENT.

     See  Item  2.01,  below.

ITEM  2.01  COMPLETION  OF  ACQUISITION  OR  DISPOSITION  OF  ASSETS.

     On January 11, 2006, we executed and closed an Asset Sale Agreement with Max Weissengruber, our president, chief operations officer and a director, and
D. Brian Robertson, our chief financial officer, with respect to the purchase of certain assets of Freshwater Technologies, Inc., our wholly-owned subsidiary. Although the agreement was executed and closed on January 11, 2006, it was effective as of October 1, 2005. Included in the assets was the name "Freshwater Technologies." The purchase price for the assets was $60,210.33 paid in the form of the forgiveness of debt for salary owed by International Development Corp. in the amount of $32,482.51 to Mr. Weissengruber, and $27,727.82 to Mr. Robertson. As additional consideration, Messrs. Weissengruber and Robertson agreed to the termination of their employment agreements with International Development Corp. and a general release of any and all claims they may have had against either International Development Corp. or Freshwater Technologies, Inc. In addition, certain other liabilities of Freshwater Technologies, Inc. were either assumed or forgiven by Messrs. Weissengruber and Robertson and Bob Glassen in the amount of $10,918.54. The net effect of the transaction was that International Development and Freshwater were relieved of liabilities which exceeded assets in the amount of $134,532.17, and that Freshwater Technologies, Inc. is now debt free. A copy of the Asset Sale Agreement is attached to this Current Report.

     Our board of directors approved of the sale to Messrs. Weissengruber and Robertson on September 29, 2005, and as modified, on January 6, 2006.

     The following are hereby incorporated by reference:

  - Our latest annual report on Form 10-KSB, for the fiscal year ended August 31, 2005, filed on November 29, 2005, and the latest quarterly report on Form 10-QSB for the quarter ended November 30, 2005, filed on January 17, 2006.

  - All other reports filed pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 since the end of the fiscal year covered by the Form 10-KSB referred to above.

  - A description of our securities contained in the Registration Statement on Form 10SB12G filed by us to register our common stock under the Exchange Act, including all amendments filed for the purpose of updating such common stock description.

  - All documents subsequently filed by us pursuant to Sections 13(a), 13(c), 14, and 15(d) of the Exchange Act, prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in the registration statement and to be part thereof from the date of filing of such documents.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

     (b)  PRO FORMA FINANCIAL INFORMATION.

      SEE ATTACHED.

     (c)  EXHIBITS.

     THE FOLLOWING EXHIBITS ARE FILED HEREWITH:

EXHIBIT NO.       IDENTIFICATION OF EXHIBIT
-----------       -------------------------

     10.1 Asset Sale Agreement dated October 1, 2005, but closed on January 11, 2006, by and between International Development Corp., Max
Weissengruber, and D. Brian Robertson with respect to the sale of assets of Freshwater Technologies, Inc.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 18, 2006                INTERNATIONAL DEVELOPMENT CORP.


                                        BY /S/ Betty-Ann Harland
                                           -------------------------------------
                                           Betty-Ann Harland, Chief Executive
                                           Officer

                         PRO FORMA FINANCIAL INFORMATION

 The Pro Forma Financial Information required by Article 11 of Regulation S-X is presented herewith:

                       PRO FORMA CONDENSED FINANCIAL DATA

     The Unaudited Pro Forma Statement of Operations of the Company for the year ended August 31, 2005 (the "Pro Forma Statement of Operations"), and the Unaudited Pro Forma Balance Sheet of the Company as of August 31, 2005 (the "Pro Forma Balance Sheet" and, together with the Pro Forma Statement of Operations, the "Pro Forma Financial Statements"), have been prepared to illustrate the estimated effect of the disposition of the assets and liabilities of the Freshwater Technologies, Inc. Subsidiary ("FWTI Net Asset Disposition"). The Pro Forma Financial Statements do not reflect any anticipated cost savings from the FWTI Net Asset Disposition, or any synergies that are anticipated to result from the FWTI Net Asset Disposition, and there can be no assurance that any such cost savings or synergies will occur. The Pro Forma Statement of Operations gives pro forma effect to the FWTI Net Asset Disposition as if it had occurred on September 1, 2004. The Pro Forma Balance Sheet gives pro forma effect to the FWTI Net Asset Disposition as if it had occurred on August 31, 2005. The Pro Forma Financial Statements do not purport to be indicative of the results of operations or financial position of the Company that would have actually been obtained had such transaction been completed as of the assumed dates and for the period presented, or which may be obtained in the future. The pro forma adjustments are described in the accompanying notes and are based upon available information and certain assumptions that the Company believes are reasonable. The Pro Forma Financial Statements should be read in conjunction with the historical financial statements of the Company and the notes thereto as reported in the annual Form 10-KSB and the quarterly Form 10-QSBs and the audited and interim reviewed financial reports included therein.

     These pro forma adjustments represent the Company's preliminary determination of accounting adjustments and are based upon available information and certain assumptions that the Company believes to be reasonable. Consequently, the amounts reflected in the Pro Forma Financial Statements are subject to change, and the final amounts may differ, however, the Company's management believes that any differences in the amounts reflected will be immaterial.

                                   UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                                        FOR THE YEAR ENDED AUGUST 31, 2005
===============================================================================================================

                                                                FWTI Net Asset Disposition
                                                           -------------------------------------
                                               Historical                                          Pro Forma
                                              International     Historical                       International
                                               Development      Freshwater                        Development
                                                 Corp. &       Technologies,      Pro Forma         Corp. &
                                               Subsidiary          Inc.          Adjustments      Subsidiary
---------------------------------------------------------------------------------------------------------------
REVENUES, NET                                $       16,115   $       16,115   $             -  $            -

Cost of Goods Sold                                   13,694           13,694                 -               -
---------------------------------------------------------------------------------------------------------------

GROSS PROFIT                                          2,421            2,421                 -               -
---------------------------------------------------------------------------------------------------------------

EXPENSES
Bad Debt Expense                                     14,065           14,065                 -               -
Consulting Fees                                     372,007           41,000                 -         331,007
Marketing, Including Amortization of
  Marketing Rights                                  176,767           51,541                 -         125,226
General and Administrative                          243,400           31,347                 -         212,053
Restructuring Charges                               304,881                -                 -         304,881
Interest Expense                                     22,403            7,392                 -          15,011
---------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES                                    1,133,523          145,345                 -         988,178
---------------------------------------------------------------------------------------------------------------

LOSS BEFORE PROVISION FOR TAXES                  (1,131,102)        (142,924)                -        (988,178)

Provision for Taxes                                       -                -                 -               -
---------------------------------------------------------------------------------------------------------------
NET LOSS                                     $   (1,131,102)  $     (142,924)  $             -  $     (988,178)
===============================================================================================================

WEIGHTED AVERAGE NUMBER OF
  COMMON SHARES OUTSTANDING -
  BASIC AND DILUTED                             264,183,679                                        264,183,679

NET LOSS PER COMMON SHARE -
  BASIC AND DILUTED                          $        (0.00)                                    $        (0.00)
===============================================================================================================

                                          UNAUDITED PRO FORMA BALANCE SHEET
                                                AS AT AUGUST 31, 2005
=====================================================================================================================

                                                                 FWTI Net Asset Disposition
                                                           ----------------------------------------
                                               Historical                                                Pro Forma
                                              International     Historical                             International
                                               Development      Freshwater                              Development
                                                 Corp. &       Technologies,      Pro Forma               Corp. &
                                               Subsidiary          Inc.          Adjustments            Subsidiary
---------------------------------------------------------------------------------------------------------------------
ASSETS

CURRENT ASSETS
Cash and Cash Equivalents                    $          194   $            -   $             -        $          194
Accounts Receivable - Net of Allowance for
  Doubtful Accounts of $180,995                      15,678           15,678                 -                     -
Inventory                                           190,830          190,830                 -                     -
---------------------------------------------------------------------------------------------------------------------

TOTAL ASSETS                                 $      206,702   $      206,508   $             -        $          194
---------------------------------------------------------------------------------------------------------------------


LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES
Accounts Payable                             $       89,524   $       15,458   $             -        $       74,066
Deferred Revenue                                      7,037            7,037                 -                     -
Due to Directors                                    367,696          173,333            32,483   (a)         161,880
Due to Stockholder                                  172,940          145,212            27,728   (a)               -
---------------------------------------------------------------------------------------------------------------------

TOTAL LIABILITIES                                   637,197          341,040            60,211               235,946
---------------------------------------------------------------------------------------------------------------------

STOCKHOLDERS' DEFICIT
Common Stock: $0.001 Par Value;
  800,000,000 Shares Authorized;
  483,404,226 Shares Issued and Outstanding         483,404                -                 -               483,404
Preferred Stock Class A: $0.001 Par Value;
  1,000,000 Shares Authorized;
  100,000 Shares Issued and Outstanding                 100                -                 -                   100
Preferred Stock, Class B: $0.001 Par Value;
  5,000,000 Shares Authorized;
  1,000,000 Shares Issued and Outstanding             1,000                -                 -                 1,000
Additional Paid-In Capital                        2,226,923                -                 -             2,226,923
Accumulated Deficit                              (3,141,922)        (134,532)          (60,211)  (a)      (2,947,179)
---------------------------------------------------------------------------------------------------------------------

TOTAL STOCKHOLDERS' DEFICIT                        (430,495)        (134,532)          (60,211)  (a)        (235,752)
---------------------------------------------------------------------------------------------------------------------

TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT  $      206,702   $      206,508   $             -        $          194
---------------------------------------------------------------------------------------------------------------------


NOTES TO THE UNAUDITED PRO FORMA BALANCE SHEET AT AUGUST 31, 2005
=====================================================================================================================

(a)   Reflects purchase price paid by forgiveness of liabilities owed to Max Weissengruber and D. Brian Robertson.